===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 2, 2007



                           GENERAL MOTORS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                                  38-0572515
            -----------------                                  ----------
        (State or other jurisdiction of                     (I.R.S. Employer
        Incorporation or Organization)                     Identification No.)


      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)




                                 (313) 556-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


===============================================================================

ITEM 8.01.  OTHER EVENTS

On October 2, 2007 General Motors Corporation (GM) issued a news release announcing September 2007 sales. The release is as follows:

                    GM Reports 337,640 September Deliveries,
                         Up 4 Percent Compared With 2006
    (Monthly comparison percentages are adjusted for sales days unless noted.
          Annual and calendar year-to-date comparisons are unadjusted.)

   o  Chevrolet, GMC, Cadillac and Saturn All Increased Sales Year-Over-Year
   o  Buick 6 Percent Retail Sales Increase Led By Red-Hot Enclave Crossover
   o  Full-Size Utilities, Pickups and Crossovers Post Significant Gains
   o  All-New CTS Drives Cadillac To Best Month Of 2007

DETROIT - GM dealers in the United States delivered 337,640 vehicles in September, up 4 percent compared with a year ago. The company's 255,274 retail deliveries were up more than 7 percent.

For the second consecutive month GM bucked industry trends, led by brisk retail sales of full-size trucks, mid-utility crossovers, the Cadillac CTS and Chevrolet Cobalt.

"Our market share performance of more than 25 percent over the last quarter demonstrates strong consumer acceptance of our new products and the continued progress we've made in our North America turnaround strategy," said Mark LaNeve, GM North America vice president, Vehicle Sales, Service and Marketing. "Our industry-leading truck lineup continued its strong performance, and we were particularly pleased by our performance in passenger cars, led by the fuel-efficient Chevy Cobalt and all-new Cadillac CTS. The CTS had its best-ever September performance with more than 5,400 vehicles sold, a testament to the power of the all-new model."

The company continues transforming its North American business with overall incentive spending flat compared with a year ago. September inventories were down about 100,000 vehicles to approximately 900,000 vehicles. Fleet deliveries were down, as planned, by more than 6 percent.

"Our retail share, which has been stable for two years, improved in Q3 with all three months solid from a share standpoint," LaNeve added. "For the second consecutive month, we posted good retail volume despite a challenging industry. To build on that retail strength, we're gearing up for the all-new Chevrolet Malibu launch later this month and are encouraging folks to try our pickups and SUVs as part of the Truck Month sales event."

Cadillac CTS total sales surged ahead 74 percent, compared with year-ago performance, due to the strength of the all-new CTS, now in showrooms. GMC Acadia, Saturn OUTLOOK and Buick Enclave together had total sales of nearly 13,000 vehicles, pushing the significant increase in GM's mid-crossover segment. Total sales of the fuel-efficient Cobalt were up more than 35 percent compared with last September.

Other vehicles with retail sales increases, compared with year-ago levels, include: Chevrolet Aveo, Impala, Silverado, Tahoe, Suburban, HHR and Equinox; Saturn AURA and VUE; GMC Sierra, Yukon and Yukon XL; Cadillac Escalade; Pontiac G5, G6 and Torrent; Buick Lucerne and Saab 9-3.

An increasing number of consumers cite warranty coverage as a reason for buying a new GM vehicle. GM's 5 Year/100,000 Mile Powertrain Limited Warranty continues to be a better choice for customers. GM's coverage focuses on the complete ownership experience and includes other provisions that competitors do not offer, including transferability to the next owner, more complete coverage of parts, and coverage for new and certified used vehicles. In addition, GM offers superior complementary programs, such as courtesy transportation and roadside assistance. "GM provides the best coverage in the industry and takes care of the vehicle and the owner like no other vehicle manufacturer," LaNeve added.

Certified Used Vehicles

September 2007 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 41,118 vehicles, down 10.5 percent from last September. Total year-to-date certified GM sales are 402,191 vehicles, up 2 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used vehicle brand, posted 36,206 sales, down 9 percent from last September. There was one less selling day than last September. Year-to-date sales for GM Certified Used Vehicles are 353,600 vehicles, up 4 percent from the same period in 2006.

Cadillac Certified Pre-Owned Vehicles posted September sales of 3,038 vehicles, down 20 percent from last September. Saturn Certified Pre-Owned Vehicles sold 1,173 vehicles in September, down 21 percent. Saab Certified Pre-Owned Vehicles sold 564 vehicles, down 26 percent, and HUMMER Certified Pre-Owned Vehicles sold 137 vehicles, up 22 percent.

"Through September, GM Certified Used Vehicles continues to lead the manufacturer-certified category, with year-to-date sales up 4 percent from last year's industry-leading annual sales results," said LaNeve. "GM Certified customers enjoy the certified segment's broadest selection of vehicles from the largest dealer network, backed by a fully transferable 5-year/100,000-mile powertrain limited warranty, the best coverage of any full-line automaker."

GM North America Reports September and Third-Quarter 2007 Production, 2007 Fourth-Quarter Production Forecast Unchanged at 1 Million Vehicles

In September, GM North America produced 323,000 vehicles (118,000 cars and 205,000 trucks). This is down 64,000 units or 16 percent compared with September 2006 when the region produced 387,000 vehicles (161,000 cars and 226,000 trucks). (Production totals include joint venture production of 15,000 vehicles in September 2007 and 22,000 vehicles in September 2006.)

GM North America built 1.020 million vehicles (367,000 cars and 653,000 trucks) in the third-quarter of 2007. This is down 30,000 vehicles or 3 percent compared with third-quarter of 2006 when the region produced 1.050 million vehicles (417,000 cars and 633,000 trucks). The third-quarter 2007 production decline versus last month's guidance is largely due to the recent UAW work stoppage in the U.S. Additionally, GM North America's 2007 fourth-quarter production forecast is unchanged at 1 million vehicles (334,000 cars and 666,000 trucks). In the fourth-quarter of 2006 the region produced 1.107 million vehicles (446,000 cars and 661,000 trucks).

Final quarterly production data is preliminary and subject to change.

Note: The purpose of this release is to provide monthly sales and production updates on GM's North America region. In keeping with this purpose, GM's North America sales and production release will no longer include production forecasts for GM's international regions. Production information on GM's international regions can still be found on the GM Investor Relations website: http://www.gm.com/corporate/investor_information/sales_prod

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 76 years. Founded in 1908, GM today employs about 280,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2006, nearly
9.1 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com/us/gm/en by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                          Calendar Year-to-Date
                                September                  January - September
                      ---------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   26         2007     2006    per S/D    2007      2006      %Chg
-------------------------------------------------------------------------------
Vehicle Total          337,640   338,380    3.8   2,969,505  3,184,445    -6.7
-------------------------------------------------------------------------------
Car Total              131,371   137,450   -0.6   1,156,015  1,273,335    -9.2
-------------------------------------------------------------------------------
Truck Total            206,269   200,930    6.8   1,813,490  1,911,110    -5.1
-------------------------------------------------------------------------------
Light Truck Total      203,603   196,575    7.7   1,778,078  1,866,546    -4.7
-------------------------------------------------------------------------------
Light Vehicle Total    334,974   334,025    4.3   2,934,093  3,139,881    -6.6
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                                  Calendar Year-to-Date
                                September                  January - September
                      ---------------------------------------------------------
                                          % Chg
                        2007     2006    per S/D    2007      2006      %Chg
-------------------------------------------------------------------------------
Buick                   17,754    19,463   -5.1     143,915    191,041   -24.7
Cadillac                20,398    20,217    4.9     154,982    169,997    -8.8
Chevrolet              194,637   190,825    6.1   1,748,548  1,878,166    -6.9
GMC                     44,754    39,141   18.9     381,238    363,236     5.0
HUMMER                   5,080     6,739  -21.6      42,760     53,236   -19.7
Oldsmobile                   0         0  ***.*           0         96   ***.*
Other - Isuzu                0     1,397  ***.*       7,906     10,950   -27.8
Pontiac                 31,817    37,376  -11.5     276,589    321,957   -14.1
Saab                     2,424     3,069  -17.9      25,685     27,586    -6.9
Saturn                  20,776    20,153    7.2     187,882    168,180    11.7
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    123,456   128,077    0.2   1,081,111  1,194,219    -9.5
-------------------------------------------------------------------------------
Light Truck            203,603   196,575    7.7   1,778,078  1,866,546    -4.7
-------------------------------------------------------------------------------

 Twenty-five selling days for the September period this year and twenty-six for last year.


* Prior to 8/07 includes American Isuzu Motors, Inc., dealers sales of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors, Inc. Effective 8/07 includes GMC & Chevrolet dealer sales of commercial vehicles distributed by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                 September 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  September            January - September
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)   25       26
-------------------------------------------------------------------------------
Century                      0         4  ***.*           5         79  -93.7
LaCrosse                 4,609     6,163  -22.2      37,945     56,830  -33.2
LeSabre                      0        82  ***.*         121      2,188  -94.5
Lucerne                  8,505     8,155    8.5      64,451     76,083  -15.3
Park Avenue                  0         5  ***.*          26         37  -29.7
Regal                        0         0  ***.*           0         30  ***.*
      Buick Total       13,114    14,409   -5.3     102,548    135,247  -24.2
-------------------------------------------------------------------------------
CTS                      6,416     3,847   73.5      38,080     42,794  -11.0
DeVille                      0        38  ***.*          71        730  -90.3
DTS                      4,776     5,820  -14.7      38,144     44,555  -14.4
Seville                      0         0  ***.*           0          9  ***.*
STS                      1,612     2,530  -33.7      14,768     20,002  -26.2
XLR                        111       252  -54.2       1,410      2,487  -43.3
      Cadillac Total    12,915    12,487    7.6      92,473    110,577  -16.4
-------------------------------------------------------------------------------
Aveo                     5,733     5,815    2.5      49,147     47,084    4.4
Cavalier                     0        12  ***.*          57        331  -82.8
Classic                      0         6  ***.*          17         13   30.8
Cobalt                  19,794    15,215   35.3     152,895    178,558  -14.4
Corvette                 2,837     3,056   -3.5      25,849     27,903   -7.4
Impala                  23,172    21,863   10.2     249,713    219,167   13.9
Malibu                  11,726    11,976    1.8     102,955    134,321  -23.4
Monte Carlo                776     3,170  -74.5      14,272     27,581  -48.3
SSR                          3       202  -98.5         238      3,436  -93.1
      Chevrolet Total   64,041    61,315    8.6     595,143    638,394   -6.8
-------------------------------------------------------------------------------
Alero                        0         0  ***.*           0         67  ***.*
      Oldsmobile Total       0         0  ***.*           0         67  ***.*
-------------------------------------------------------------------------------
Bonneville                   0        51  ***.*         130      1,060  -87.7
G5                       2,673     1,722   61.4      20,730      3,482  495.3
G6                      11,281    13,002   -9.8     110,473    121,642   -9.2
Grand Am                     0        35  ***.*          99        752  -86.8
Grand Prix              10,121    12,697  -17.1      72,567     84,496  -14.1
GTO                        104     1,022  -89.4       4,111      8,895  -53.8
Solstice                 1,212     1,475  -14.5      13,069     15,878  -17.7
Sunfire                      0        17  ***.*          39        828  -95.3
Vibe                     2,984     3,651  -15.0      27,909     38,004  -26.6
      Pontiac Total     28,375    33,672  -12.4     249,127    275,037   -9.4
-------------------------------------------------------------------------------
9-2X                         0       233  ***.*         118      1,150  -89.7
9-3                      1,802     1,823    2.8      18,097     18,450   -1.9
9-5                        276       480  -40.2       3,431      3,537   -3.0
      Saab Total         2,078     2,536  -14.8      21,646     23,137   -6.4
-------------------------------------------------------------------------------
Aura                     6,221     3,183  103.3      46,062      4,965  827.7
ION                      3,779     8,754  -55.1      40,003     80,023  -50.0
Saturn L Series              0         0  ***.*           2         20  -90.0
Sky                        848     1,094  -19.4       9,011      5,868   53.6
      Saturn Total      10,848    13,031  -13.4      95,078     90,876    4.6
-------------------------------------------------------------------------------
      GM Total         131,371   137,450   -0.6   1,156,015  1,273,335   -9.2
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     123,456   128,077    0.2   1,081,111  1,194,219   -9.5
-------------------------------------------------------------------------------
GM Import                7,915     9,373  -12.2      74,904     79,116   -5.3
-------------------------------------------------------------------------------
      GM Total         131,371   137,450   -0.6   1,156,015  1,273,335   -9.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                 September 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  September            January - September
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)   25       26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             13,114    14,409   -5.3     102,548    135,247  -24.2
Cadillac Total          12,915    12,487    7.6      92,473    110,577  -16.4
Chevrolet Total         58,308    55,500    9.3     545,996    591,310   -7.7
Oldsmobile Total             0         0  ***.*           0         67  ***.*
Pontiac Total           28,271    32,650   -9.9     245,016    266,142   -7.9
Saturn Total            10,848    13,031  -13.4      95,078     90,876    4.6
      GM North America
       Total*          123,456   128,077    0.2   1,081,111  1,194,219   -9.5
-------------------------------------------------------------------------------
Chevrolet Total          5,733     5,815    2.5      49,147     47,084    4.4
Pontiac Total              104     1,022  -89.4       4,111      8,895  -53.8
Saab Total               2,078     2,536  -14.8      21,646     23,137   -6.4
      GM Import Total    7,915     9,373  -12.2      74,904     79,116   -5.3
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             17,754    19,463   -5.1     143,915    191,041  -24.7
Cadillac Total          20,398    20,217    4.9     154,982    169,997   -8.8
Chevrolet Total        194,637   190,825    6.1   1,748,548  1,878,166   -6.9
GMC Total               44,754    39,141   18.9     381,238    363,236    5.0
HUMMER Total             5,080     6,739  -21.6      42,760     53,236  -19.7
Oldsmobile Total             0         0  ***.*           0         96  ***.*
Other-Isuzu Total            0     1,397  ***.*       7,906     10,950  -27.8
Pontiac Total           31,817    37,376  -11.5     276,589    321,957  -14.1
Saab Total               2,424     3,069  -17.9      25,685     27,586   -6.9
Saturn Total            20,776    20,153    7.2     187,882    168,180   11.7
      GM Total         337,640   338,380    3.8   2,969,505  3,184,445   -6.7
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 September 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  September            January - September
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)   25       26
-------------------------------------------------------------------------------
Enclave                  4,081         0  ***.*      16,482          0  ***.*
Rainier                    197       708  -71.1       4,564     10,474  -56.4
Rendezvous                 117     3,331  -96.3      15,208     35,461  -57.1
Terraza                    245     1,015  -74.9       5,113      9,859  -48.1
      Total Buick        4,640     5,054   -4.5      41,367     55,794  -25.9
-------------------------------------------------------------------------------
Escalade                 3,505     2,985   22.1      27,278     27,259    0.1
Escalade ESV             1,542     1,892  -15.2      12,175     10,659   14.2
Escalade EXT               781       851   -4.6       6,134      4,273   43.6
SRX                      1,655     2,002  -14.0      16,922     17,229   -1.8
      Total Cadillac     7,483     7,730    0.7      62,509     59,420    5.2
-------------------------------------------------------------------------------
Astro                        0        11  ***.*          25        364  -93.1
C/K Suburban(Chevy)      7,551     5,837   34.5      62,550     53,872   16.1
Chevy C/T Series            23        28  -14.6         216        233   -7.3
Chevy W Series             365       263   44.3       2,041      2,181   -6.4
Colorado                 5,598     7,697  -24.4      59,125     72,341  -18.3
Equinox                  8,224     8,573   -0.2      70,609     89,528  -21.1
Express Cutaway/G Cut    1,534     1,769   -9.8      14,655     15,457   -5.2
Express Panel/G Van      5,282     6,113  -10.1      57,767     66,165  -12.7
Express/G Sportvan         920       899    6.4      12,594     14,089  -10.6
HHR                      8,214    10,214  -16.4      80,367     85,662   -6.2
Kodiak 4/5 Series          827       892   -3.6       7,187      9,104  -21.1
Kodiak 6/7/8 Series        169       234  -24.9       1,803      2,770  -34.9
S/T Blazer                   0         1  ***.*           7        109  -93.6
S/T Pickup                   0         0  ***.*           0          4  ***.*
Tahoe                   15,441    10,146   58.3     109,644    120,723  -9.2
Tracker                      0         0  ***.*           0         11  ***.*
TrailBlazer             12,669    15,328  -14.0     103,450    134,046 -22.8
Uplander                 6,898     3,330  115.4      52,663     47,718   10.4
Venture                      0         5  ***.*          25        185  -86.5
................................................................................
      Avalanche          4,401     6,206  -26.2      40,818     38,309    6.5
      Silverado-C/K
        Pickup          52,480    51,964    5.0     477,859    486,901   -1.9
Chevrolet Fullsize
  Pickups               56,881    58,170    1.7     518,677    525,210   -1.2
................................................................................
      Chevrolet Total  130,596   129,510    4.9   1,153,405  1,239,772   -7.0
-------------------------------------------------------------------------------
Acadia                   6,023         0  ***.*      52,857          0  ***.*
Canyon                   1,520     2,059  -23.2      16,432     18,362  -10.5
Envoy                    4,191     6,510  -33.0      37,503     57,798  -35.1
GMC C/T Series               5        29  -82.1         159        188  -15.4
GMC W Series               592       444   38.7       3,201      4,092  -21.8
Safari (GMC)                 0         0  ***.*          13         56  -76.8
Savana Panel/G Classic   1,110     1,329  -13.1      11,594     13,391  -13.4
Savana Special/G Cut       261       355  -23.5       7,632      9,185  -16.9
Savana/Rally               158       147   11.8       1,467      1,994  -26.4
Sierra                  18,445    17,604    9.0     157,204    159,733   -1.6
Topkick 4/5 Series         394       620  -33.9       7,655      8,736  -12.4
Topkick 6/7/8 Series       291       448  -32.4       5,244      6,310  -16.9
Yukon                    7,009     5,451   33.7      46,243     51,091   -9.5
Yukon XL                 4,755     4,145   19.3      34,034     32,300    5.4
      GMC Total         44,754    39,141   18.9     381,238    363,236    5.0
-------------------------------------------------------------------------------
HUMMER H1                    2        32  -93.5         116        293  -60.4
HUMMER H2                1,379     1,583   -9.4       9,355     12,562  -25.5
HUMMER H3                3,699     5,124  -24.9      33,289     40,381  -17.6
      HUMMER Total       5,080     6,739  -21.6      42,760     53,236  -19.7
-------------------------------------------------------------------------------
Bravada                      0         0  ***.*           0         19  ***.*
Silhouette                   0         0  ***.*           0         10  ***.*
      Oldsmobile Total       0         0  ***.*           0         29  ***.*
-------------------------------------------------------------------------------
Other-Isuzu F Series         0       141  ***.*       1,116      1,036    7.7
Other-Isuzu H Series         0        12  ***.*          61         94  -35.1
Other-Isuzu N Series         0     1,244  ***.*       6,729      9,820  -31.5
      Other-Isuzu Total      0     1,397  ***.*       7,906     10,950  -27.8
-------------------------------------------------------------------------------
Aztek                        0        18  ***.*          25        333  -92.5
Montana                      0        16  ***.*          26        360  -92.8
Montana SV6                 39       347  -88.3       1,270     12,302  -89.7
Torrent                  3,403     3,323    6.5      26,141     33,925  -22.9
      Pontiac Total      3,442     3,704   -3.4      27,462     46,920  -41.5
-------------------------------------------------------------------------------
9-7X                       346       533  -32.5       4,039      4,449   -9.2
      Saab Total           346       533  -32.5       4,039      4,449   -9.2
-------------------------------------------------------------------------------
Outlook                  2,658         0  ***.*      25,793          0  ***.*
Relay                       52       727  -92.6       1,255      5,764  -78.2
VUE                      7,218     6,395   17.4      65,756     71,540   -8.1
      Saturn Total       9,928     7,122   45.0      92,804     77,304   20.1
-------------------------------------------------------------------------------
      GM Total         206,269   200,930    6.8   1,813,490  1,911,110   -5.1
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     205,581   199,302    7.3   1,803,514  1,897,593   -5.0
-------------------------------------------------------------------------------
GM Import                  688     1,628  -56.0       9,976     13,517  -26.2
-------------------------------------------------------------------------------
      GM Total         206,269   200,930    6.8   1,813,490  1,911,110   -5.1
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     203,603   196,575    7.7   1,778,078  1,866,546   -4.7
-------------------------------------------------------------------------------
GM Import                    0        0   ***.*           0          0  ***.*
-------------------------------------------------------------------------------
      GM Total         203,603   196,575    7.7   1,778,078  1,866,546   -4.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 September 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  September            January - September
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)   25       26
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,640     5,054   -4.5      41,367     55,794  -25.9
Cadillac Total           7,483     7,730    0.7      62,509     59,420    5.2
Chevrolet Total        130,327   129,308    4.8   1,151,966  1,238,207   -7.0
GMC Total               44,335    38,801   18.8     378,832    359,974    5.2
HUMMER Total             5,080     6,739  -21.6      42,760     53,236  -19.7
Oldsmobile Total             0         0  ***.*           0         29  ***.*
Other-Isuzu Total            0       311  ***.*       1,775      2,260  -21.5
Pontiac Total            3,442     3,704   -3.4      27,462     46,920  -41.5
Saab Total                 346       533  -32.5       4,039      4,449   -9.2
Saturn Total             9,928     7,122   45.0      92,804     77,304   20.1
      GM North America
        Total*         205,581   199,302    7.3   1,803,514  1,897,593   -5.0
-------------------------------------------------------------------------------
Chevrolet Total            269       202   38.5       1,439      1,565   -8.1
GMC Total                  419       340   28.2       2,406      3,262  -26.2
Other-Isuzu Total            0     1,086  ***.*       6,131      8,690  -29.4
      GM Import Total      688     1,628  -56.0       9,976     13,517  -26.2
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,640     5,054   -4.5      41,367     55,794  -25.9
Cadillac Total           7,483     7,730    0.7      62,509     59,420    5.2
Chevrolet Total        129,212   128,093    4.9   1,142,158  1,225,484   -6.8
GMC Total               43,472    37,600   20.2     364,979    343,910    6.1
HUMMER Total             5,080     6,739  -21.6      42,760     53,236  -19.7
Oldsmobile Total             0         0  ***.*           0         29  ***.*
Pontiac Total            3,442     3,704   -3.4      27,462     46,920  -41.5
Saab Total                 346       533  -32.5       4,039      4,449   -9.2
Saturn Total             9,928     7,122   45.0      92,804     77,304   20.1
      GM North America
        Total*         203,603   196,575    7.7   1,778,078  1,866,546   -4.7
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,640     5,054   -4.5      41,367     55,794  -25.9
Cadillac Total           7,483     7,730    0.7      62,509     59,420    5.2
Chevrolet Total        129,212   128,093    4.9   1,142,158  1,225,484   -6.8
GMC Total               43,472    37,600   20.2     364,979    343,910    6.1
HUMMER Total             5,080     6,739  -21.6      42,760     53,236  -19.7
Oldsmobile Total             0         0  ***.*           0         29  ***.*
Pontiac Total            3,442     3,704   -3.4      27,462     46,920  -41.5
Saab Total                 346       533  -32.5       4,039      4,449   -9.2
Saturn Total             9,928     7,122   45.0      92,804     77,304   20.1
      GM Total         203,603   196,575    7.7   1,778,078  1,866,546   -4.7
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 10/02/07



                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2007 Q3 #       367     653   1,020    396      253     487      2,156    11    39      249
O/(U) prior
forecast:@      (10)    (20)    (30)     1       (5)     (5)       (39)    0    (3)      (1)
              -----   -----   -----  -----      ---     ---      -----    --    --

2007 Q4 # *     334     666   1,000    452      257     642      2,351    11    46      320
O/(U) prior
forecast:@        0       0       0      0        0      11         11     0     0       (2)
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580     634   1,214    538      138      51      1,941    18     9       NA
2nd Qtr.        638     726   1,364    491      165      64      2,084    13    16       NA
3rd Qtr.        574     664   1,238    373      146      74      1,832    11    15       NA
4th Qtr.        573     721   1,294    441      127      67      1,929     9    16       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
    CY        2,365   2,745   5,110  1,842      575     256      7,786    51    56       NA

   2002
1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
    CY        2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA

   2003
1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121    16    20       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
    CY        2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA

   2004
1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

   2005
1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14    68      197
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

   2006
1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----      ---   -----      -----    --   ---      ---
    CY        1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966

   2007
1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr.        402     740   1,142    464      233     571      2,410    12    42      264
3rd Qtr. #      367     653   1,020    396      253     487      2,156    11    39      249
4th Qtr. # *    334     666   1,000    452      257     642      2,351    11    46      320
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,502   2,723   4,225  1,823      965   2,244      9,257    49   162    1,120
              -----   -----   -----  -----      ---   -----      -----

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  October 2, 2007               By:  /s/NICK S. CYPRUS
                                     ---  -----------------
                                          (Nick S. Cyprus
                                           Controller and
                                           Chief Accounting Officer)